UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   March 18, 2005

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  001-31584              23-3057155
   ------------------------       ---------------           -----------
(State or other jurisdiction      (Commission File         (IRS Employer
   of incorporation)                  Number)           Identification No.)

           4 Hillman Drive, Suite 130
            Chadds Ford, Pennsylvania                    19317
    ----------------------------------------           ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:           (610) 459-2405


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
Standard; Transfer of Listing.

         On February 14, 2005, R. Dixon Thayer, a director of I-trax, Inc. and then Chairman of I-trax's Audit Committee, became the Chief Executive Officer of I-trax. I-trax filed a Current Report on Form 8-K on February 15, 2005 to report this event. Mr. Thayer subsequently resigned from I-trax's Audit Committee, which reduced the size of the Audit Committee to one director.

         On March 16, 2005, I-trax consulted with the Exchange concerning the effect of Mr. Thayer's resignation from the Audit Committee. On March 18, 2005, the Exchange issued to I-trax a warning letter, which notified I-trax that it was not in compliance with the Exchange audit committee composition requirements as set forth in Section 121B(2) of the Exchange's Company Guide. The Exchange allowed I-trax until June 16, 2005 to regain compliance with the requirements.

         I-trax has commenced a search for qualified directors to serve on its Audit Committee.

         I-trax issued a press release on March 24, 2005 concerning, among other things, the matters disclosed in this Current Report. The press release is attached to this Current Report as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 18, 2005, Michael M.E. Johns, M.D., a director of I-trax, advised I-trax that he is resigning from I-trax's Board of Directors effective April 29, 2005. The resignation was prompted by Dr. Johns's nomination to serve as a director of Johnson & Johnson and the anticipated commitment and potential conflict that such appointment would involve.

Item 9.01         Exhibits.

         99.1              Press release, issued March 24, 2005.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       I-TRAX, INC.




Date:  March 24, 2005                  By:      /s/ Yuri Rozenfeld
                                           -------------------------------
                                       Name:   Yuri Rozenfeld
                                       Title:     Vice President and Secretary